COMMONWEALTH SHAREHOLDER SERVICES, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229



October 17, 2003

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

RE:   The World Funds, Inc.
      SEC File Nos. 333-29289/811-8255

Ladies and Gentlemen:

On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933, as amended, please find Post-Effective Amendment No. 32 to the Company's Registration Statement on Form N-1A ("PEA No. 32"). PEA No. 32 applies only to the Vontobel Eastern European Equity Fund series (the "Fund") of the Company. The Fund is identical to the currently existing Vontobel Eastern European Equity Fund series of Vontobel Funds. The Fund is being created as a shell for the proposed reorganization into The World Funds, Inc. The only difference has been to update the financial statements to include the Semi-annual report.

Questions concerning PEA No. 32 may be directed to Terrance James Reilly at
(215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.



Very truly yours,




/s/ John Pasco, III
John Pasco, III



cc:   Mary A. Cole
      Steven M. Felsenstein
      Terrance James Reilly

As filed with the Securities and Exchange Commission on October 17, 2003

                                     Registration No. 333-29289
                                             File No.  811-8255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.__32___                        |XX|
                                    --
                                                                  --

                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No.___33_____                                    |XX|
                      --
                                                               --

                        (Check appropriate box or boxes)

                              THE WORLD FUNDS, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
             ----------------------------------------------------
                   (Registrant's Telephone Number, Including Area Code)

                           Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                         Two Commerce Square, Suite 2700
                        Philadelphia, Pennsylvania 19103
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

       --
      |_|  immediately upon filing pursuant to paragraph (b)
       --
      |  |  on ________________________ pursuant to paragraph (b)
       --
      |  |  60 days after filing pursuant to paragraph (a)(1)
       --
      |__|  on (date) pursuant to paragraph (a)(1)
       --
      |XX|  75 days after filing pursuant to paragraph (a)(2)
       --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock

                                TABLE OF CONTENTS

                                                   PAGE

Risk/Return Summary
Fees and Expenses
Objective and Strategies
Risks
Management
Shareholder Information
Purchasing Shares
Redeeming Shares
Distribution and Taxes
Distribution Arrangements
Financial Highlights
---------------------------------------

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated ____________ 2003, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)

                                   Prospectus









Vontobel Eastern European Equity Fund


Series of The World Funds, Inc.
       (the "Company")
A "Series"  Investment  Company





                                   Prospectus
                                      Dated
                               _____________, 2003






As With All Mutual Funds, The U.S. Securities and Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Accuracy Or Completeness Of This Prospectus. It Is A Criminal Offense To Suggest Otherwise.

RISK/RETURN SUMMARY

-------------------------------------------------------------------------------

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Vontobel Eastern European Equity Fund (the "Fund") will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Risks -- The Fund's investments are subject to market, economic and business risks. These risks may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser will achieve the Fund's objective.

The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may wish to invest in the Fund if you are seeking capital appreciation, wish to diversify your current equity holdings and wish to take advantage of opportunities in the newly reorganized markets of Eastern Europe. You should not invest in the Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information -- The bar chart and table presented on page 2 show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. Returns shown below are for Class A Shares of the Fund. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The bar chart figures don't include any sales charges that an investor will pay when they buy or sell Class A Shares of The Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class A Shares of the Fund for the periods ended December 31, 2002 to the Nomura Research Institute's Central and Eastern European Equity Index (the "Nomura Composite-11 Index"). Keep in mind that the past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

                                [OBJECT OMITTED]
The total return for the Fund's Class A Shares for the six months ended September 30, 2003 was x.xx%.

                          Average Annual Total Returns
                    (for the period ending December 31, 2002)



                                        One         Five       Since Inception
                                        Year        Years    (February 15, 1996)
Class A Shares
Before Taxes(1)                         13.58%      (11.92%)   (2.19%)
After Taxes on Distributions(1)(2)      13.58%      (11.92%)   (2.48%)
After Taxes on Distributions
   and Sale of Fund Shares(1)(2)         8.34%      ( 8.99%)   (4.97%)
Class C Shares (3)                      18.10%      (10.87%)   (1.35%)
---------------------------
Nomura Composite-11 Index(4)            23.86%       (1.27%)   _____%

(1) Prior to September 9, 2002, no sales charges were imposed on Class A Shares. These returns represent the performance of the Class A Shares but have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.
(2) After-tax returns presented are for Class A Shares only. After-tax returns for Class C Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) These returns represent the performance of the Class A Shares but they have been restated to reflect the fact that Class C Shares are sold without a front-end sales charge and to include the effect of the 2.00% deferred sales charge payable on redemptions of Class C Shares redeemed within two years of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class C Share assets. Had the performance of the Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.
(4) The Nomura Composite-11 Index is an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)
                                                          Class A   Class C

Maximum Sales Charge (Load) Imposed on Purchases(1)       5.75%     None
Maximum Deferred Sales Charge (Load)                      2.00(2)   2.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Distributions                            None      None
Redemption Fees(4)                                        None      None
Exchange Fees(5)                                          None      None

Estimated  Annual  Operating  Expenses  (expenses  that are deducted  from Fund assets)
                                                        Class A   Class C

Management Fee                                          1.25%     1.25%
Distribution (12b-1) and Service Fees (6)               0.25%     1.00%
Other Expenses                                          1.98%     1.98%
                                                        -----     -----
Total Annual Fund Operating Expenses(7)                 3.48%     4.23%
                                                        =====     =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors.
(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase.
(3) A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within 2 years of purchase. The charge is a percentage of the net asset value at the time of purchase.
(4) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(5) A shareholder may be charged a $10 fee for each telephone exchange. (6) The Company has approved separate Plans of Distribution for each of the Class A and Class C shares of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended ( the "1940 Act"), providing for the payment of distribution and service fees to the distributor for the Fund. Class A Shares pay a maximum distribution fee of 0.25% of average daily net assets; and, Class C Shares pay a maximum distribution and service fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class C Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.
 (7) The Commonwealth Capital Management, LLC (the "Adviser") has contractually agreed to waive or limit its fees and to assume other operating expenses until _____________________ so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.99% and 3.74% for the Fund's Class C Shares. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you pay the maximum initial sales charge and any applicable deferred sales charge, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                        1 Year    3 Years      5 Years     10 Years

   Class A Shares(1)    $882      $1,513        $2,166     $3,903
   Class C Shares        625       1,284         2,156      4,396

(1) With respect to the Fund's Class A Shares, the above examples assume the payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.


                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that are located in or conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all of these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Adviser concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through depository receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). (Collectively, "Depositary Receipts".)

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the Fund will be diversified. The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS
Stock Market Risk -- The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Geographic Risk -- Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which the Fund is not invested, may adversely affect security values and thus, the Fund's holdings.

Foreign Investing -- The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets -- The Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts -- In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency -- Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Temporary Defensive Position -- When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

                                   MANAGEMENT

The Company -- The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser -- Commonwealth Capital Management, LLC (the "Adviser"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). John Pasco, III, Chairman of the Board of the Company, is the sole owner of the Adviser. The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% of the average daily net assets of the Fund.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses until __________________________ so that the ratio of total annual operating expenses for the Fund's Class A Shares will not exceed 2.99% of net assets and 3.74% for the Fund's Class C Shares. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

The Adviser has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc. ("VAM" or the "Sub-Adviser"), 450 Park Avenue, New York, New York 10022. VAM is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2002, VAM managed in excess of $1.3 billion. VAM has provided investment advisory services to mutual fund clients since 1990.

The Sub-Adviser provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Adviser are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). The Adviser, from its advisory fee, pays the Sub-Adviser 0.60% of the advisory fee received from the Fund.

Portfolio Manager -- Mr. Gunter Faschang, who is a Vice President of the VAM, is the portfolio manager of the Fund. Mr. Faschang began his career in September 1995 as a registered trader on the floor of the Frankfurt Stock Exchange with Sputz AG and Exco-Bierbaum. In March 1997 he joined Investmentbank Austria, Vienna, as a Central European equity strategist. In January 1998 Mr. Faschang moved to Erste Bank, Vienna, as a Central European equity strategist and sector analyst for Russian oil stocks, with responsibility for organizing the Erste group's Central European research effort. In March 2000, he was appointed manager of Erste-Sparinvest's Danubia Fund. Mr. Faschang joined Vontobel Asset Management AG as head of Eastern European Equity Management and research, and was at the same time appointed a Vice President of the Sub-Adviser.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable the Fund's Class A Shares or Class C Shares, subtracting any liabilities attributable to the Fund's Class A Shares or Class C Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Class A Shares is equal to the net asset value plus the applicable sales load, if any. The public offering price of the Fund's Class C Shares is equal to the net asset value. Shares held by you are sold or exchanged at the net asset value per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class Alternatives -- The Fund currently offers investors three different classes of shares, two of which, Class A Shares and Class C Shares, are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial Adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Minimum Investments -- The minimum initial investment is $2,500. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

By Mail -- For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees -- To help protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance above the required minimum during this period, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any net capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.

The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax Adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, Advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

Class A Shares

Amount of Purchase       Sales  Charge  as a  Percentage  of    Dealer Discount
At the Public                     Offering   Net Amount         as Percentage of
Offering Price                    Price      Invested           Offering Price
--------------                    -----      ---------          ----------------

Less than $50,000                  5.75%      6.10%              5.00%
$50,000 but less than $100,000     4.50%      4.71%              3.75%
$100,000 but less than $250,000    3.50%      3.63%              2.75%
$250,000 but less than $500,000    2.50%      2.56%              2.00%
$500,000 but less than $1,000,000  2.00%      2.04%              1.75%
$1,000,000 or more                 1.00%      1.01%              1.00%

Class C Shares

Class C Shares of the Fund are sold at the public offering price and are subject to a deferred sales charge of 2.00% if redeemed within two years of purchase. The deferred sales charge is a percentage of the net asset value at the time of purchase. In determining whether a deferred sales charge applies to a redemption it is assumed that the shares being redeemed first are any shares in the shareholder's account that are not subject to a deferred sales charge, followed by shares held the longest in the shareholder's account.

Right of Accumulation -- Class A Shares. After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- Class A Shares. A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges -- Class A Shares

No sales charge shall apply to:

(1) purchase of Class A Shares if you were a Class A Shareholder prior to September 9, 2002;
(2)   reinvestment of income dividends and capital gain distributions;
(3)   exchanges of the Fund's shares for those of another fund of the Company;
(4) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, the distributor, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;
(5) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;
(6) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;
(7) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;
(8) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;
(9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment Advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment Adviser or financial planner on the books and records of the broker or agent;
(10) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and
(11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received. The Fund offers the ability to purchase shares through a Statement of Intention or a Right of Accumulation that may reduce sales charges on your purchases of Class A Shares. Review the SAI or call the Fund at (800) 527-9525 for further information.

Rule 12b-1 Fees -- The Board of Directors has adopted a Distribution and Service Plan for the Fund's Class A and Class C shares (collectively, the "12b-1 Plans"). Pursuant to the 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Class A Share expenses and 1.00% for Class C Share expenses. With respect to Class C Shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of a particular class of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                            Class A                               Class C

                            ---------------------------------------------------- ------------
                            Six months
                              ended                                             Period ended
                           June 30, 2003       Years ended December 31,         June 30, 2003*
                           (unaudited)   2002    2001     2000    1999    1998  (unaudited)
                           ------------- ----    ----    -----    ----    ----- -------------

Per Share
  Operating Performance
Net asset value,
  beginning of year         $8.58         $7.12  $7.69   $9.32    $8.14   $15.25 $8.64
                            ------        -----  -----   -----    -----   ------ -----
Income from
  investment operations-
   Net investment
    income (loss)            0.00         (0.13) (0.07) (0.21)(1) (0.20)  (0.31)  0.04
   Net realized
    and unrealized
    gain (loss)
    on investments           1.11          1.59   (0.50)(1.42)     1.38   (6.80)  1.00
                            -----         -----   ------ -----     ----   ------  -----
Total from
  investment operations      1.15          1.46   (0.57)(1.63)     1.18   (7.11)   1.04
                            -----         -----   ------ -----     -----  ------  ------
Less distributions
  Distributions
  from realized
Net asset value,
  end of year               $9.73         $8.58    $7.12 $7.69     $9.32   $8.14  $9.68
                            =====         =====    ===== =====     =====   =====  =====

Total Return               13.36%        20.51%  (7.41%)(17.49%)  14.50% (46.62%) 12.04%

Ratios/Supplemental Data
Net assets,
  end of year (000's)     $26,245      $18,902  $15,070  $19,232 $33,644 $36,154 $3
Ratio to average net assets-
  Expenses (A)             3.08%**     3.23%     3.46%    2.81%   3.37%   2.57%  4.08%**
  Expenses-net (B)         3.07%**     3.23%     3.38%    2.59%   3.26%   2.41%  4.07%**
  Net investment
  income (loss)            0.83%**   (1.62%)   (0.95%)  (1.76%) (2.35%)  (1.67%)(0.17%)**
Portfolio turnover rate    52.84%      85.90%    71.18%   85.97%  103.80% 135.35%  52.84%

* - Commencement of operations of Class C shares was January 8, 2003. ** - annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding

THE WORLD FUNDS, INC.
1500 FOREST AVENUE, SUITE 223
RICHMOND, VA 23229
(800) 527-9525

STATEMENT OF ADDITIONAL INFORMATION

EASTERN EUROPEAN EQUITY FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Vontobel Eastern European Equity Fund (the "Fund") dated ___________, 2003. You may obtain the prospectus, free of charge, by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended December 31, 2002 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2002 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is ________________, 2003

                                TABLE OF CONTENTS



                                                                            PAGE

General Information................................................
Investment Objective...............................................
Strategies and Risks...............................................
Investment Programs................................................
Investment Restrictions............................................
Management of the Company..........................................
Policies Concerning Personal Investment Activities.................
Principal Securities Holders.......................................
Investment Adviser and Advisory Agreement .........................
Management-Related Services.......................................
Portfolio Transactions............................................
Capital Stock and Dividends.......................................
Distribution ......................................................
Additional Information about Purchases and Sales..................
Tax Status ........................................................
Investment Performance............................................
Financial Information..............................................

                             GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the prospectus for the Class A, Class B and Class C shares of the Vontobel Eastern European Equity Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series as that term is defined in the 1940 Act. Prior to the date of this SAI, the Fund was a series of another open-end investment management company and was reorganized as a series of the Company on ______________, 2003.

As of the date of this SAI, the Fund is authorized to issue three classes of shares: Class A Shares, imposing a front-end sales charge up to a maximum of 5.75% and charging a distribution (i.e., 12b-1) fee; Class B Shares, charging a maximum contingent deferred sales charge of 5.00% if redeemed within six years of purchase, carrying a higher distribution (i.e., 12b-1) fee than Class A Shares, but converting to Class A Shares eight years after purchase; and Class C Shares charging a back-end sales charge of 2.00% if shares are redeemed within two years after purchase, and carrying a higher 12b-1 fee than Class A Shares, with no conversion feature. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve capital appreciation.

All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible Securities -- The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants -- The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities -- For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. Debt securities include obligations of governments, instrumentalities and corporations. The debt securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

Strategic Transactions -- The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options -- The Fund may purchase and sell options as described herein.

Put and Call Options -- A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by a Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

the Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions.
Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices -- The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures -- The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions -- The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's dealing in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging -- Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income therefrom. The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging -- Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging -- The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

Proxy Hedging -- To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the adviser believes that the value of Swedish krona will decline against the U.S. dollar, the adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions -- The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments -- The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts -- In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts -- American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions -- When the adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities -- The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to re-acquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.
Portfolio Turnover -- Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the adviser's opinion, to meet the Fund's objective. The adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

Other Investments -- The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.


                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

1) As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1.00% of its assets for deposits or commissions required to enter into and forward foreign currency contracts for hedging purposes.

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets.

6)    Make loans, except that the Fund may (1) lend portfolio securities; and
      (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of the Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)   Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12)   Purchase or sell real estate (except that the Fund may invest in:

     (i) securities of companies which deal in real estate or mortgages; and

      (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13) Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)   Engage in short sales.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) Except with respect to their fundamental limitations with respect to borrowings, the Fund adheres to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

Non-Fundamental Policies and Restriction -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

1)         Invest more than 15% of its net assets in illiquid securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers -- The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and reviews performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

----------------------------------------------------------------------------
Name, Address and Age Position(s) Number   Principal             Other
                      Held with   of       Occupation(s) During  Directorships
                      Company     Funds    the Past 5 Years      by
                      and Tenure  in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                 Funds in
                                                                 the
                                                                 Complex
                                                                 Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
*  John Pasco,       Chairman,  8       Mr. Pasco is         Vontobel
III(1)               Director           Treasurer and a      Funds,
1500 Forest Avenue   and                Director of          Inc. -- 1
Suite 223            Treasurer          Commonwealth         Fund; The
Richmond, VA 23229   since              Shareholder          World
(55)                 May, 1997          Services, Inc.       Insurance
                                        ("CSS"), the         Trust --
                                        Company's            1 Fund
                                        Administrator,
                                        since 1985; President
                                        and Director of
                                        First Dominion Capital
                                        Corp. ("FDCC"), the
                                        Company's underwriter;
                                        Director and shareholder
                                        of Fund Services, Inc.,
                                        the Company's Transfer
                                        and Disbursing Agent since
                                        1987; President and
                                        Treasurer of
                                        Commonwealth Capital
                                        Management, Inc.
                                        since 1983 which also
                                        owns an interest
                                        in the investment
                                        adviser to the Fund;
                                        President of Commonwealth
                                        Capital Management, LLC,
                                        the adviser to the
                                        GenomicsFund series of
                                        the Company,
                                        since December, 2000;
                                        Shareholder of
                                        Commonwealth Fund
                                        Accounting, Inc.,
                                        which provides
                                        bookkeeping services to
                                        the Company; Chairman,
                                        Director and
                                        Treasurer of Vontobel
                                        Funds, Inc., a
                                        registered investment
                                        company, since
                                        March, 1997; Chairman,
                                        Trustee and
                                        Treasurer of The World
                                        Insurance Trust,
                                        a registered investment
                                        company, since
                                        May, 2002. Mr. Pasco
                                        is also a certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.     Director   8        Mr. Boyd is         Vontobel
10808 Hob Nail Court since               Manager of the      Funds,
Potomac, MC 20854    May, 1997           Customer Services   Inc. -- 1
(60)                                     Operations and      Fund; The
                                         Accounting          World
                                         Division of the     Insurance
                                         Potomac Electric    Trust --
                                         Power Company       1 Fund;
                                         since August,       Satuit
                                         1978;  Director of  Capital
                                         Vontobel Funds,     Management
                                         Inc.,  a            Trust --
                                         registered          1 Fund;
                                         investment          Janus
                                         company, since      Capital
                                         March, 1997;  a     Management
                                         Trustee of The      Trust-- 2
                                         World Insurance     Funds
                                         Trust,  a
                                         registered
                                         investment
                                         company, since
                                         May, 2002; and a
                                         Trustee of Satuit
                                         Capital Management
                                         Trust, a
                                         registered
                                         investment
                                         company, since
                                         October, 2002.
                                         Mr. Boyd is also a
                                         certified public
                                         accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist     Director   8        Mr. Poist is a      Vontobel
5272 River Road      since               financial and tax   Funds,
Bethesda, MD 20816   May, 1997           consultant through  Inc. -- 1
(64)                                     his firm            Fund; The
                                         Management   Funds  World
                                         Consulting for      Insurance
                                         Professionals       Trust --
                                         since  1968;        1 Fund
                                         Director of
                                         Vontobel Funds,
                                         Inc.,   a
                                         registered
                                         investment
                                         company,   since
                                         March, 1997;  and
                                         a Trustee of The
                                         World Insurance
                                         Trust, a
                                         registered
                                         investment
                                         company,   since
                                         May, 2002.  Mr.
                                         Poist is also a
                                         certified public
                                         accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson    Director   8        Mr. Dickinson is    Vontobel
8704 Berwickshire    since               President of        Funds,
Drive                May, 1997           Alfred J.           Inc. -- 1
Richmond, VA 23229                       Dickinson, Inc.     Fund; The
(53)                                     Realtors since      World
                                         April, 1971;        Insurance
                                         Director of         Trust --
                                         Vontobel Funds,     1 Fund
                                         Inc., a registered
                                         investment
                                         company, since
                                         March, 1997; and a
                                         Trustee of The
                                         World Insurance
                                         Trust, a
                                         registered
                                         investment
                                         company,  since
                                         May, 2002.
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
F. Byron Parker, Jr. Secretary N/A      Mr. Parker is                   N/A
1500 Forest Avenue   since              Secretary of CSS
Suite 222            May, 1997          and FDCC since
Richmond, VA 23229                      1986; Secretary of
(57)                                    Vontobel Funds,
                                        Inc., a registered
                                        investment
                                        company, since
                                        March, 1997;
                                        Secretary of The
                                        World Insurance
                                        Trust, a
                                        registered
                                        investment
                                        company,
                                        since May, 2002;
                                        and partner in the
                                        law firm Parker
                                        and McMakin.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Jane H. Williams  Vice       N/A      Ms. Williams is     N/A
245 Lytton Avenue    President           President of Sand
Suite 250            of the              Hill Advisors,
Palo Alto, CA        Company             Inc., a registered
94301-1465           and                 investment
(52)                 President           adviser, since
                     of the              August, 2000 and
                     Sand Hill           was the Executive
                     Portfolio           Vice President of
                     Manager             Sand Hill
                     Fund                Advisors, since
                     series              1982.
                     since
                     May, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Leland H. Faust   President  N/A      Mr. Faust is        N/A
One Montgomery       of the              President of CSI
Street               CSI                 Capital
Suite 2525           Equity              Management, Inc.,
San Francisco, CA    Fund                a registered
94104                series              investment
(54)                 and the             adviser, since
                     CSI Fixed           1978.  Mr. Faust
                     Income              is also a partner
                     Fund                in the law firm
                     series              Taylor & Faust
                     since               since September,
                     October,            1975.
                     1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Stephen Goddard   Vice       N/A      Mr. Goddard has     N/A
Riverfront Plaza     President           been the President
West Tower           of the              and principal
901 East Byrd Street Company             shareholder of The
Suite 1350A          and                 London Company, a
Richmond, VA 23219   President           registered
(42)                 of the              investment
                     New                 adviser, since its
                     Market              inception and has
                     Fund                been the portfolio
                     series              manager of the New
                     since               Market Fund series
                     March,              since its
                     2003                inception on
                                         October 1, 1998.
                                         Mr. Goddard is
                                         also a director
                                         and shareholder of
                                         Virginia
                                         Management
                                         Investment
                                         Corporation, a
                                         registered
                                         investment
                                         adviser. Mr.
                                         Goddard has
                                         fifteen years
                                         experience in
                                         senior portfolio
                                         management,
                                         security analysis
                                         and finance.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  John T. Connor,   Vice       N/A      Mr. Connor is       N/A
Jr.                  President           President of Third
1185 Avenue of the   of the              Millennium
Americas             Company             Investment
32nd Floor           and                 Advisors, LLC, a
New York, NY 10036   President           registered
(60)                 of the              investment
                     Third               adviser, since
                     Millennium          April, 1998; and
                     Russia              Chairman of ROSGAL
                     Fund                Insurance since
                     series              1993.
                     since
                     October,
                     1998.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Robert J.         Vice       N/A     Chairman of the      N/A
Sullivan             President          Board, President
5 Driftwood Lane     of the             and Treasurer of
Scituate, MA 02066   Company            Satuit Capital
                     and                Management Trust,
                     President          an open-end
                     of the             investment
                     GenomicsFund       management
                     series             company, since
                     since              December, 2000;
                     January,           Managing Director
                     2003               and Investment
                                        Officer of Satuit
                                        Capital Management,
                                        LLC, a registered
                                        investment Adviser,
                                        from June, 2000 to
                                        Present; Portfolio
                                        Manager and Senior
                                        Equity Analyst at
                                        Cadence Capital
                                        Management from 1997 to
                                        2000, an institutional
                                        asset management
                                        firm.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  Derwood S.        Vice       N/A      Mr. Chase is        N/A
Chase, Jr.           President           President of Chase
300 Preston Avenue   of the              Investment Counsel
Suite 403            Company             Corporation, a
Charlottesville, VA  and                 registered
22902                President           investment
(70)                 of the              adviser, and its
                     Chase               predecessor, since
                     Mid-Cap             1957.
                     Growth
                     Fund
                     since
                     September,
                     2002.
------------------------------------------------------------------------
------------------------------------------------------------------------
*  E. Ronald Lara    Vice       N/A      Mr. Lara is the     N/A
8000 Towers          President           Executive Vice
Crescent Drive       of the              President of the
Suite 660            Company             Lara Group, Ltd.,
Vienna, VA           and                 a registered
22182-2700           President           investment
(59)                 of the              adviser, since
                     Lara U.S.           January, 1991.
                     Treasury Fund
                     series since
                     March, 2003.
-------------------------------------------------------------------------------
Guenter Faschang      Vice         N/A     Mr. Faschang began    N/A
450 Park Avenue       President            his career in
New York, NY          of the               September 1995 as a
10022                 Company and          registered trader on
(30)                  President            the floor of the
                                           of the Frankfurt Stock
                      Vontobel             Exchange with Sputz
                      Eastern              AG and
                      European             Exco-Bierbaum. In
                      Equity Fund          March 1997 he joined
                                           Investmentbank
                                           Austria, Vienna, as
                                           a Central European
                                           equity strategist.
                                           In January 1998 Mr.
                                           Faschang moved to
                                           Erste Bank, Vienna,
                                           as a Central
                                           European equity
                                           strategist and
                                           sector analyst for
                                           Russian oil stocks,
                                           with responsibility
                                           for organizing the
                                           Erste group's
                                           Central European
                                           research effort. In
                                           March 2000 he was
                                           appointed manager of
                                           Erste-Sparinvest's
                                           Danubia Fund. In
                                           July 2001 Mr.
                                           Faschang joined
                                           Vontobel Asset
                                           Management AG as
                                           head of Eastern
                                           European equity
                                           management and
                                           research, and was at
                                           the same time
                                           appointed as a Vice
                                           President of
                                           Vontobel Asset
                                           Management,  Inc., a
                                           registered
                                           investment adviser.
----------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Fund, as well as being the adviser to the GenomicsFund series of the Company; (3) he is an affiliate of another investment adviser of a fund offered by the Company; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended December 31, 2002, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended December 31, 2002, the Nominating Committee did not meet.

As of December 31, 2002 the directors beneficially owned the following dollar range of equity securities in the Fund:

-------------------------------------------------------------
Name of Director   Dollar Range of  Aggregate Dollar Range
                   Equity           of Equity Securities in
                   Securities in    All Funds of the
                   the Fund         Company Overseen by the
                                    Director
-------------------------------------------------------------
-------------------------------------------------------------
John Pasco, III          None            Over $100,000
-------------------------------------------------------------
-------------------------------------------------------------
Samuel Boyd, Jr.         None           $10,001-$50,000
-------------------------------------------------------------
-------------------------------------------------------------
Paul M. Dickinson        None           $10,001-$50,000
-------------------------------------------------------------
-------------------------------------------------------------
William E. Poist         None           $10,001-$50,000
-------------------------------------------------------------

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors. For the fiscal period ended August 31, 2002, the directors received the following compensation from the Company:

------------------------------------------------------------------------
Name and Position Held    Aggregate              Pension    Total
                          Compensation From the  or         Compensation
                          Fund for Fiscal Year   Retirement from the
                          Ended August 31, 2002  Benefits   Company(2)
                                                (1) Accrued
                                                 as Part
                                                 of Fund
                                                 Expenses
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III, Chairman          $-0-             N/A        $-0-
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.,                  $-0-             N/A       $15,750
Director
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson,                 $-0-             N/A       $15,750
Director
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist,                  $-0-             N/A       $15,750
Director
------------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal period ended August 31, 2002.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2002. The Company consisted of a total of seven funds as of August 31, 2002.

Approval of the Advisory Agreement -- The Board of Directors of the Company and shareholders approved the terms and conditions of: (i) the Investment Advisory Agreement between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC (the "Adviser"); and (ii) the Investment Sub-Advisory Agreement between the Adviser, on behalf of the Fund, and Vontobel Asset Management, Inc. (the "Sub-Adviser"), at a special meeting of shareholders held on August 29, 2003.

Sales Loads -- No front-end or deferred sales charges are applied to the purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

              POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, the Adviser and the principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of September 30, 2003, the following persons owned of record or beneficially 5% or more of the outstanding voting shares of the Fund:

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, 479,612.572 outstanding shares (or 20.653%); Bank Vontobel AG and its affiliates, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 187,877.095 outstanding shares (or 8.090%); and National Investors Services, Corp., for the exclusive benefit of customers, 55 Water Street, 32nd Floor, New York, New York 10041, 263,454.360 outstanding shares (or 11.345%).

Management Ownership -- As of September, 2003, the directors and officers, as a group, owned less than 1% of the outstanding shares of the Company, its series or classes.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

Commonwealth Capital Management, LLC, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, is the Fund's adviser. The Adviser is registered as an adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately held limited liability company. Mr. John Pasco, III, Chairman of the Board of the Company and President of the Fund, is President of the Adviser.

The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

The Adviser has contractually agreed to waive or limit its fees and to assume other expenses until ________________________ so that the ratio of total annual operating expenses of the Fund's Class A and Class C shares is limited to 2.99% and 3.74%, respectively. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three
(3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

Investment Sub-Adviser -- The Adviser has entered into an Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc. The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Sub-Adviser is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Sub-Adviser provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Adviser are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). The Adviser, from its advisory fee, pays the Sub-Adviser 0.60% of the advisory fee received from the Fund.

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of each Fund on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.

----------------------------------------
2000 Fees     2001 Fees    2002 Fees
----------------------------------------
----------------------------------------
    77,795        36,796       41,405
----------------------------------------

Custodian and Accounting Services -- Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Equity and Eastern European Equity Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Equity and Eastern European Equity Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to each Fund's business.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor of the Funds' shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sales of Class A Shares as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Fund shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI.

During the fiscal year ended December 31, 2002, the Distributor received the following compensation as a result of the sale of Fund shares:

----------------------------------------------------
Net           Compensation Brokerage   Other
Underwriting  on           Commissions Compensation
Discounts     Redemption               (1)
and           and
Commission    Repurchases
----------------------------------------------------
----------------------------------------------------
$  1,753           37,360  None        None
----------------------------------------------------

Independent Accountants -- The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

Plan of Distribution -- The Fund has a Plan of Distribution or "12b-1 Plan" for each of its class of shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.25% of the Fund's Class A Shares average daily net assets and 1.00% of the average daily net assets attributable to the Fund's outstanding Class B and Class C shares. The fee is paid to FDCC as reimbursement for expenses incurred for distribution-related activities.

Under the Fund's Class B and Class C shares' 12b-1 Plan, payments by the Company
(i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class B or C shares, as applicable, and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class B or Class C shares', as applicable, which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares, Class B Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares, Class B Shares or Class C Shares (as applicable).

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the applicable Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for a Fund, may be used by the Adviser for the benefit of other clients, and the Funds may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

------------------------------
2000       2001     2002
------------------------------
------------------------------
    49,412
           26,129   66,349
------------------------------

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares of the series, Fifteen Million (15,000,000) shares for Class B Shares of the series and Fifteen Million (15,000,000) shares for Class C Shares of the series.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Class B and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class A, Class B or Class C shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to such class. In addition, each class may incur different transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performance.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series or class would share pro-rata in the net assets of such series or class available for distribution to shareholders of the series or class, but, as shareholders of such series or class, would not be entitled to share in the distribution of assets belonging to any other series or class.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates

Rule 18f-3 Plan -- The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a maximum front-end sales charge of 5.75% and Class C Shares charging a deferred sales charge of 2.00% if shares are redeemed within two (2) years of purchase.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price - Class A Shares

A hypothetical illustration of the computation of the offering price per share of the Fund, using the value of the Fund's net assets attributable to Class A Shares and the number of outstanding Class A Shares of the Fund at the close of business on December 31, 2002 and the Class A Shares' maximum front-end sales charge of 5.75%, is as follows:

--------------------------------------------------
                                     Class A
                                     Shares
--------------------------------------------------
--------------------------------------------------
Net Assets                          $18,902,157
--------------------------------------------------
--------------------------------------------------
Outstanding Shares                    2,203,184
--------------------------------------------------
--------------------------------------------------
Net Asset Value Per Share           $      8.58
--------------------------------------------------
--------------------------------------------------
Sales   Charge    (5.75%   of   the $      0.52
offering price)
--------------------------------------------------
--------------------------------------------------
Offering Price to Public            $      9.10
--------------------------------------------------

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time it prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares -- Shareholders may exchange their shares for the same class of shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans -- An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account -- The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account. Be sure to specify which class of shares you wish to invest in.

Telephone Transactions -- A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA") -- All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $3,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA -- A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $3,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $3,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $3,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts -- Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

                                   TAX STATUS

Distributions and Taxes

Distributions of net investment income -- The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign investments on distributions -- Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions -- The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board of Directors of the Company reserve the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations -- Because the income of the Fund is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities -- The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Capital Loss Carryforwards -- As of December 31, 2002, the Fund had the following capital loss carryforwards available to offset future capital gains through the indicated expiration dates as follows:

----------------------------------------------------------------------------
2006             2007            2008         2009            2010
----------------------------------------------------------------------------
----------------------------------------------------------------------------
$20,327,913      $18,895,462     4,400,101        3,798,604    3,621,152
----------------------------------------------------------------------------

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                              6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd
where:

a     =       dividends and interest  earned during the period.
b     =       expenses  accrued for the period  (net of reimbursements).
c     =       the  average  daily  number of shares  outstanding  during  the period that were entitled to receive dividends.
d     =       the  maximum  offering  price  per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance -- Total return quotations used by the Fund are based on standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

            n
      P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000
T     =    average annual total return
n     =    number of years (1,5 or 10)
ERV   =    ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5  or 10
           year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's average annual total return (before taxes) for Class A Shares for the period or years indicated would be:

----------------------------------------------------------------------------
                           Periods ended June 30, 2003
----------------------------------------------------------------------------
----------------------------------------------------------------------------
One Year         Five-Years      Ten-Years       Since Inception(1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
22.85%             (4.39%)           N/A              0.44%
----------------------------------------------------------------------------

 (1) Commencement of operations was February 15, 1996.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Class A Shares of the Fund are included in the prospectus. Class C Shares of the Fund do not yet have a full calendar year of operations. After-tax returns for Class C Shares would be different.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.


                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Company directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

A prospectus and additional information may also be obtained from our website at www.worldfundsonline.com.

The Annual Report for the fiscal year ended December 31, 2002 and the Semi-Annual Report for the period ended June 30, 2003, have been filed with the SEC. The financial statements contained in the Annual Report and Semi-Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

PROSPECTUS




Vontobel Eastern European Equity Fund




Series of The World Fund, Inc.
A "Series" Investment Company




Prospectus dated _____________, 2003

This prospectus describes the Vontobel Eastern European Equity Fund (the "Fund") a series of shares offered by The World Fund, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer three classes of shares, one of which, Class B Shares, are offered by this prospectus.









As with all mutual Fund, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK/RETURN SUMMARY

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Vontobel Fund (the "Fund") will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies located in eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Risks -- The Fund's investments are subject to market, economic and business risks. These risks may cause the Fund's NAV to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the investment adviser will achieve the Fund's objective.

The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may wish to invest in the Fund if you are seeking capital appreciation, wish to diversify your current equity holdings and wish to take advantage of opportunities in the newly reorganized markets of eastern Europe. You should not invest in the Eastern European Equity Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information -- The bar chart and table show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. Returns shown below are for Class A Shares of the Fund. As of the date of this prospectus, the Fund has not offered Class B Shares. Class B Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The bar chart figures don't include any sales charges that an investor will pay when they buy or sell Class A Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Class A Shares of the Fund for the periods ended December 31, 2002 to the Nomura Research Institute's Central and Eastern European Equity Index (the "Nomura Composite-11 Index"). Keep in mind that the past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Eastern  European Equity Fund (Class A Shares) *

Year          Total Return

1997             8.74%
1998           (46.62%)
1999            14.50%
2000           (17.49%)
2001            (7.41%)
2002            20.51%


Best Quarter:  4th Quarter 1999, up 31.64%
Worst Quarter: 3rd Quarter 1998, down 40.48%

[end bar chart]

The total return for the Fund's Class A Shares for the Nine months ended September 30, 2003 was 31.93%.


                                           Average Annual Total Returns
                                      (for the period ending December 31,2002)

                                                              Since Inception
                                        One Year Five Years  (February 15, 1996)

Class A Shares

Before Taxes(1)                         13.58%   (11.92%)   (2.19%)
After Taxes on Distributions(1)(2)      13.58%   (11.92%)   (2.48%)
After Taxes on Distributions
   and Sale of Fund Shares(1)(2)         8.34%   ( 8.99%)   (4.97%)
Class B Shares (3)                      14.48%   (11.23%)   (1.64%)
---------------------------

Nomura Composite-11 Index(4)            23.86%    (1.27%)     x.xx%

(1) Prior to September 9, 2002, no sales charges were imposed on Class A Shares. These returns represent the performance of the Class A Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.
(2) After-tax returns presented are for Class A Shares only. After-tax returns for Class B Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) These returns represent the performance of the Class A Shares without the imposition of any sales charges of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Class B Shares within six years of the date of purchase. Class B Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Eastern European Equity Fund's Class B Share assets. Had the performance of the Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.
 (4) The Nomura Composite-11 Index is an unmanaged index of equity securities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder  Transaction Fees (fees  paid   directly   from your investment)

                                              Class B
------------------------------------------------------------------------
------------------------------------------------------------------------
Maximum Sales Charge (Load)(1)                 None
------------------------------------------------------------------------
------------------------------------------------------------------------
Maximum Deferred Sales Charge(Load)            5.00%(2)

------------------------------------------------------------------------
------------------------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Reinvested                        None
Dividends and
Distributions
------------------------------------------------------------------------
------------------------------------------------------------------------
Redemption Fees(3)                             None
------------------------------------------------------------------------
------------------------------------------------------------------------
Exchange Fees(4)                               None
------------------------------------------------------------------------
------------------------------------------------------------------------
Estimated Annual Operating Expenses (expenses that are deducted  from Fund assets)
------------------------------------------------------------------------
------------------------------------------------------------------------
Management Fee                                 1.25%
------------------------------------------------------------------------
------------------------------------------------------------------------
 Distribution (12b-1)
   and Service Fees                            1.00%
------------------------------------------------------------------------
------------------------------------------------------------------------
 Other Expenses                                1.98%
                                               -----
------------------------------------------------------------------------
------------------------------------------------------------------------
 Total Fund Operating Expenses                  4.23%
                                                =====
------------------------------------------------------------------------

(1) As a percentage of the offering price.

(2) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4) A shareholder may be charged a $10 fee for each telephone exchange.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in each of the Fund with the cost of investing in other mutual Fund. The example assumes that you invest $10,000 in a Fund, you reinvest all dividends and distributions in additional shares of a Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, your Class B Shares automatically convert to Class A Shares after eight years, and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                            1 Year      3 Years         5 Years     10 Years
                            -------     --------        --------    --------
                              826         1,295           1,888     3,531

(1) The above examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold Class B Shares, and you did not sell
     your shares during the periods indicated, your costs would be:

                            1 Year      3 Years         5 Years     10 Years
                            ------      -------         --------    --------

                               326           995          1,688     3,531


                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is capital appreciation. The Fund will seek to achieve its objective by investing in equity securities, such as common stocks and securities that are convertible into common stock. Under normal market conditions, the will invest at least 80% of its net assets in equity securities of companies that are located in or conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all of these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Adviser concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through depository receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). (Collectively, "Depositary Receipts".)

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Eastern European Equity Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the Fund will be diversified. The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise Fund to cover redemptions.

                                      RISKS

Stock Market Risk - The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Geographic Risk -- Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions, even in countries in which a Fund is not invested, may adversely affect security values and thus, a Fund's holdings.

Foreign Investing -- The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual Fund offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual Fund that invest in foreign markets are usually higher than those of mutual Fund that invest only in U.S. securities.

Emerging and Developing Markets -- The Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts -- In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

European Currency -- Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Temporary Defensive Position -- When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information (the "SAI")). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

                                   MANAGEMENT

The Company -- Vontobel Fund, Inc. was organized under the laws of the State of Maryland on October 28, 1983. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser -- Commonwealth Capital Management, LLC (the "Adviser"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). John Pasco, III, Chairman of the Board of the Company, is the sole owner of the Adviser. The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc. ("VAM" or the "Sub-Adviser"), 450 Park Avenue, New York, New York 10022. VAM is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2002, VAM managed in excess of $1.3 billion. VAM has provided investment advisory services to mutual fund clients since 1990.

The Sub-Adviser provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Adviser are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). The Adviser, from its advisory fee, pays the Sub-Adviser 0.60% of the advisory fee received from the Fund.

Portfolio Manager -- Mr. Gunter Faschang, who is a Vice President of the VAM, is the portfolio manager of the Fund. Mr. Faschang began his career in September 1995 as a registered trader on the floor of the Frankfurt Stock Exchange with Sputz AG and Exco-Bierbaum. In March 1997 he joined Investmentbank Austria, Vienna, as a Central European equity strategist. In January 1998 Mr. Faschang moved to Erste Bank, Vienna, as a Central European equity strategist and sector analyst for Russian oil stocks, with responsibility for organizing the Erste group's Central European research effort. In March 2000, he was appointed manager of Erste-Sparinvest's Danubia Fund. Mr. Faschang joined Vontobel Asset Management AG as head of Eastern European Equity Management and research, and was at the same time appointed a Vice President of the Sub-Adviser.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable the Fund's Class A Shares, Class B Shares or Class C Shares, subtracting any liabilities attributable to the Fund's Class A Shares, Class B Shares or Class C Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Class B Shares is equal to the net asset value. Shares held by you are sold or exchanged at the net asset value per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in he over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class Alternatives -- The Fund offers investors three different classes of shares, one of which, Class B Shares, are offered by this prospectus.
Class B
Shares automatically convert to Class A Shares eight years after the calendar month-end in which the Class B Shares were purchased. Because of this conversion feature, certain disclosures in this section of the prospectus are necessary about Class A Shares of the Fund. Additional information concerning the Fund's Class A Shares may be obtained by reading a copy of that prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                                     Class A Shares      Class B Shares

Max. initial 5.75% None sales charge. (Subject to
                                        reductions
                                        beginning with
                                        investments
                                        of $50,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.

Contingent                               None                  Year 1 5.00%
deferred sales                          (Except for 2.00%      Year 2 4.00%
charge ("CDSC")                          on redemptions        Year 3 3.00%
imposed when                             within 360 days       Year 4 3.00%
shares are                               of shares             Year 5 2.00%
redeemed                                 purchased             Year 6 1.00%
(percentage based                        without a             Year 7 None
on purchase                              front-end             Year 8 None
price).  Years                           sales charge.)
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Distribution 12b-1
  and Service fees.                      0.35%                    1.00%

See "Distribution Arrangements" for important information about Distribution 12b-1 and Service fees.

Conversion to                             N/A                 Automatically
Class A                                                       after 8 years,
                                                              at which time
                                                                      applicable
                                                                    Distribution
12b-1
                                                                     and Service
                                                                        Fees are
reduced.

Appropriate for:                          All investors,      Investors who
                                          particularly        plan to hold
                                          those who intend    their shares at
                                          to hold their       least 6 years.
                                          shares for a
                                          long period of
                                          time and/or
                                          invest a
                                          substantial
                                          amount in the
                                          Fund.

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Minimum Investments -- The minimum initial investment for the Fund is $2,500. Subsequent investments, for the Fund, must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

By Mail -- For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable contingent deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receive a completed account application to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees -- To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $2,500. For Class A shareholders of the Fund who held their shares prior to May 24, 2000, the minimum account size is $1,000. The Company will advise you in writing sixty
(60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account balance up to the required minimum. If you bring your account balance above the required minimum during this period, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of Fund by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in each Fund for the shares of the same class of certain other Fund having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any net capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax.

The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

               Class B Broker-Dealer Commission and Service Fee

                                          Broker-Dealer Percentage

Up to $250,000                                      4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class B Shares, payable quarterly.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for the Class B Shares of the Fund. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finance these distribution and service activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B Share expenses. Of these amounts, 0.75% represents distribution 12b-1 fees payable under each classes' Rule 12b-1 Plan, and 0.25% represents shareholder service fees payable to institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Waiver Of Contingent Deferred Sales Charge -- The CDSC on Class B Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of a particular class of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                            Class A                               Class C

                            ---------------------------------------------------- ------------
                            Six months
                              ended                                             Period ended
                           June 30, 2003       Years ended December 31,         June 30, 2003*
                           (unaudited)   2002    2001     2000    1999    1998  (unaudited)
                           ------------- ----    ----    -----    ----    ----- -------------

Per Share
  Operating Performance
Net asset value,
  beginning of year         $8.58         $7.12  $7.69   $9.32    $8.14   $15.25 $8.64
                            ------        -----  -----   -----    -----   ------ -----
Income from
  investment operations-
   Net investment
    income (loss)            0.00         (0.13) (0.07) (0.21)(1) (0.20)  (0.31)  0.04
   Net realized
    and unrealized
    gain (loss)
    on investments           1.11          1.59   (0.50)(1.42)     1.38   (6.80)  1.00
                            -----         -----   ------ -----     ----   ------  -----
Total from
  investment operations      1.15          1.46   (0.57)(1.63)     1.18   (7.11)   1.04
                            -----         -----   ------ -----     -----  ------  ------
Less distributions
  Distributions
  from realized
Net asset value,
  end of year               $9.73         $8.58    $7.12 $7.69     $9.32   $8.14  $9.68
                            =====         =====    ===== =====     =====   =====  =====

Total Return               13.36%        20.51%  (7.41%)(17.49%)  14.50% (46.62%) 12.04%

Ratios/Supplemental Data
Net assets,
  end of year (000's)     $26,245      $18,902  $15,070  $19,232 $33,644 $36,154 $3
Ratio to average net assets-
  Expenses (A)             3.08%**     3.23%     3.46%    2.81%   3.37%   2.57%  4.08%**
  Expenses-net (B)         3.07%**     3.23%     3.38%    2.59%   3.26%   2.41%  4.07%**
  Net investment
  income (loss)            0.83%**   (1.62%)   (0.95%)  (1.76%) (2.35%)  (1.67%)(0.17%)**
Portfolio turnover rate    52.84%      85.90%    71.18%   85.97%  103.80% 135.35%  52.84%

* - Commencement of operations of Class C shares was January 8, 2003. ** - annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

(1) Based on average shares outstanding

                           PART C - OTHER INFORMATION

ITEM 23.   Exhibits

(a) Articles of Incorporation.

(1) Articles of Incorporation of The World Funds, Inc.(the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19").

(2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

(3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The Third Millennium Russia Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of PEA No. 19.

(4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

(5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5) of PEA No. 19.

(6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6) of PEA No. 19.

(7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

(8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

(9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

(10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

(11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA No. 15").

(12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

(13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as
Class
      A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

(14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a)(14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").

(15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a)(15) of PEA No. 21.

(16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on October 8, 2002 ("PEA No. 24").

(17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid- Cap Growth Fund Class A Shares; and renaming shares from Chase Mid- Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(17) of PEA No. 24.

(18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(a)(18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 27")

(19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 28").

(20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares are incorporated herein by reference to Exhibit No. 23(a)(20) of PEA No. 28.

(21) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the existing shares of the Lara Treasury Management Fund Class A Shares to the Lara U.S. Treasury Fund Class A Shares; renaming the Lara Treasury Management Fund Class C Shares to the Lara U.S. Treasury Fund Class C Shares; and renaming the Lara Treasury Management Fund Institutional Shares to the Lara U.S. Treasury Fund Institutional Shares are incorporated herein by reference to Exhibit No.23(a)(21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 /811-8255) as filed with the SEC on October 16, 2003 ("PEA No. 31").

(22) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund are incorporated by reference to Exhibit No. 23(a)(22) of PEA No. 31.

(23) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming the existing New Market Fund B Shares to the New Market Fund Institutional Shares; and renaming the existing Third Millennium Russia Fund B Shares to the Third Millennium Russia Fund Institutional Shares are incorporated by reference to Exhibit No.23(a)(23) of PEA No. 31.

(24) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund are incorporated by reference to Exhibit No. 23(a)(24) of PEA No. 31.

(25) FORM OF: Articles of Amendment dated October 16, 2003, to be filed with the State of Maryland, renaming the Dividend Capital Realty Fund as the Dividend Capital Realty Income Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Dividend Capital Realty Fund Class A Shares to the Dividend Capital Realty Income Fund Class A Shares; renaming the existing shares of the Dividend Capital Realty Fund Class B Shares to the Dividend Capital Realty Income Fund Class B Shares; renaming the existing shares of the Dividend Capital Realty Fund Class C Shares to the Dividend Capital Realty Income Fund Class C Shares; and renaming the existing shares of the Dividend Capital Realty Fund Class Y Shares to the Dividend Capital Realty Income Fund Class Y Shares are incorporated by reference to Exhibit No. 23(a)(25) of PEA No. 31.

(b) By-Laws.

      The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c) Instruments Defining Rights of Security Holders.

     See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the
     Registrant's    Registration    Statement   on   Form   N-1A   (File Nos.
     333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d) Investment Advisory Contracts.

(1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

(2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

(3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

(4) GenomicsFund.

     (a) Investment Advisory Agreement dated March 1, 2002 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(23)(d)(6) of PEA No. 11.

     (b) Investment Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of GenomicsFund.

     (c) Sub-Advisory Agreement dated March 25, 2003 between CCM and Satuit Capital Management, LLC ("SCM").

(5) New Market Fund.

     (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to
         Exhibit  No.   23(d)(5)  to  Amendment  No.  5  to  the Registrant's
         Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

     (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

     (c) Investment Advisory Agreement dated March 31, 2003 between The London Company of Virginia and the Registrant, on behalf of the New Market Fund.

(6) Third Millennium Russia Fund.

     (a) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC ("TMIA") and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

(7) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(d)(7)(a) of PEA No. 24.

     (b) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

     (c) Investment Advisory Agreement dated August 9, 2001 between CCM and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

     (d) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

(8) Investment Advisory Agreement dated April 1, 2003 between the Lara Group, Ltd., and the Registrant on behalf of the Lara U.S. Treasury Fund are incorporated by reference to Exhibit No. 23(d)(8) of PEA No. 31.

(9) FORM OF: Investment Advisory Agreement between Dividend Capital Investments LLC and the Registrant on behalf of the Dividend Capital Realty Income Fund are incorporated by reference to Exhibit No. 23(d)(9) of PEA No. 31.

(10) FORM OF: Investment Advisory Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Vontobel Eastern European Equity Fund.

(e) Underwriting Contracts.

     (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund (formerly known as GenomicsFund.com), New Market Fund, Third Millennium Russia Fund and Chase Mid-Cap Growth Fund(formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

(f) Bonus or Profit Sharing Contracts.

      Not Applicable.

(g) Custodian Agreements.

     (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

     (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

(h) Other Material Contracts.

      (1) Administrative Services.

          (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

          (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

          (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

          (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

          (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

          (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com)is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

          (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) are incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

          (h) Administrative Services Agreement dated April 1, 2003 between CSS and the Registrant on behalf of the Lara U.S. Treasury Fund are incorporated by reference to Exhibit No. 23(h)(1)(h) of PEA No. 31.

          (i) FORM OF: Administrative Services Agreement between CSS and the Registrant on behalf of the Dividend Capital Realty Income Fund are incorporated by reference to Exhibit No. 23(h)(1)(i) of PEA No. 31.

      (j) FORM OF: Administrative Services Agreement between CSS and the Registrant on behalf of the Vontobel Eastern European Equity Fund will be provided by amendment.

      (2) Transfer Agent.

          (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

          (b) Transfer Agency Agreement dated January 1, 2002 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(b) of PEA No. 24.

      (3) Fund Accounting.

          (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund, Third Millennium Russia Fund, GenomicsFund (formerly known as GenomicsFund.com),Chase
              Mid-Cap Growth Fund (formerly known as the Newby Fund) and
              Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

          (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No.23(h)(3)(b) of PEA No. 19.

      (4) Expense Limitation Agreements.

          (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

          (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

          (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

          (d) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

          (e) Expense Limitation Agreement dated September 1, 2002 between Chase Investment Counsel Corp and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(e) of PEA No.24.

          (f) Expense Limitation Agreement between the Lara Group, Ltd. and the Registrant on behalf of the Lara Treasury Management Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 27.

          (g) Expense Limitation Agreement between The London Company of Virginia and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 28.

          (h) FORM OF: Expense Limitation Agreement between Third Millennium Investment Advisers, LLC and the Registrant on behalf of the Third Millennium Russia Fund are incorporated by reference to Exhibit 23(H)(4)(H) OF PEA #30.

       (i) FORM OF: Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Vontobel Eastern European Equity Fund will be provided by amendment.

(i) Legal Opinion.

        Legal opinion will be filed by post-effective amendment prior to the effective date of this amendment.

(j) Other Opinions.

(k) OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l) Initial Capital Agreements.

      Not Applicable.

(m) Rule 12b-1 Plan.

      (1) Sand Hill Portfolio Manager Fund.

          (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

          (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

          (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c)of PEA No. 15.

      (2) CSI Equity Fund.

          (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

          (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

      (3) GenomicsFund (formerly known as GenomicsFund.com).

          (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

          (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

          (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

          (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

      (4) New Market Fund.

          (a) The Distribution Plan for Class A Shares of the New Market Fund is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

          (b) The distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(4)(b) of PEA No. 28.

          (c) The Distribution and Service Plan for Class C Shares is incorporated herein be reference to Exhibit No. 23(m)(4)(C) of PEA No. 28.

      (5) Third Millennium Russia Fund.

          (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) of Amendment No. 5.

          (b) FORM OF: Distribution and Service Plan for Class B Shares.

          (c) FORM OF: Distribution and Service Plan for Class C Shares.

      (6) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

          (a) The Distribution Plan for Class C Shares (formerly known as Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

          (b) Shareholder Servicing Plan and related Agreement are incorporated herein by reference to Exhibit No. 23(m)(6)(b) of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on October 31, 2002 ("PEA No. 25").

      (7) Distribution and Service Plan for Class C Shares of the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(m)(7) of PEA No. 27.

      (8)  Dividend Capital Realty Income Fund.

          (a) FORM OF: The Distribution and Service Plan for Class Y Shares are incorporated by reference to Exhibit No. 23(m)(8)(a) of PEA No. 31.

          (b) FORM OF: The Distribution and Service Plan for Class A Shares incorporated by reference to Exhibit No. 23(m)(8)(B) of PEA No. 31.

          (c) FORM OF: The Distribution and Service Plan for Class B Shares incorporated by reference to Exhibit No. 23(m)(8)(c) of PEA No. 31.

          (d) FORM OF: The Distribution and Service Plan for Class C Shares incorporated by reference to Exhibit No. 23(m)(8)(d) of PEA No. 31.

 (n) Rule 18f-3 Plan.

     (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

     (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund incorporated herein by reference to Exhibit No. 23(n)(4) of PEA No. 19.

     (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

     (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

     (5) Rule 18f-3 Multiple Class Plan for the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 27.

     (6) Rule 18f-3 Multiple Class Plan for the New Market Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 28.

      (7) Rule 18f-3 Multiple Class Plan for the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(7) of PEA No.30.

      (8) FORM OF: Rule 18f-3 Multiple Class Plan for the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit 23(n)(8) of PEA No. 31.

(o) Reserved.

(p) Codes of Ethics.

      (1)  The Code of Ethics of the Registrant, FDCC (the distributor for the
           Registrant), CCM (the investment adviser to GenomicsFund and the
         Vontobel Eastern European Equity Fund), The London Company of Virginia
         (the investment adviser to the New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund), the Lara Group, Ltd. (the investment adviser to the Lara U.S. Treasury Fund) and Dividend Capital Investments LLC (the investment adviser to the Dividend Capital Realty Income Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

      (2) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

      (3) The Code of Ethics of Chase Investment Counsel Corporation (the investment adviser to Chase Mid-Cap Growth Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA #24.

(q) Powers-of-Attorney.

      The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successfuldefenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the
     capacity  of  director,   officer,   employee,   partner  or  trustee,is
     incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser/Sub-Adviser         Form ADV File No.
--------------------------------------         -----------------

Sand Hill Advisors, Inc.                          801-17601
CSI Capital Management, Inc.                      801-14549
Third Millennium Investment Advisors, LLC         801-55720
The London Company of Virginia                    801-46604
Chase Investment Counsel Corporation              801-3396
The Lara Group, Ltd.                              801-61634
Commonwealth Capital Management, LLC              801-
Dividend Capital Investments, LLC                 801-

Item 27.   Principal Underwriters.

(a) (1) First Dominion Capital Corp., also acts as underwriter to Vontobel Funds, Inc., The World Insurance Trust and Satuit Capital Management Trust.

(b)     (1) First Dominion Capital Corp.

        The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

 (c) Not Applicable.

Item 28.        Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a) Sand Hill Advisors, Inc. 245 Lytton Avenue, Suite 250 Palo Alto, CA 94301-1465 (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

(b) CSI Capital Management, Inc. 445 Bush Street, 5th Floor San Francisco, CA 94108
      (records relating to its function as investment adviser to the CSI Equity Fund and CSI Fixed Income Fund).

(c) Third Millennium Investment Advisors, LLC 1185 Avenue of the Americas New York, NY 10036
      (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(d) The London Company Riverfront Plaza, West Tower 901 E. Byrd Street, Suite 1350A Richmond, VA 23219
      (record relating to its function as investment adviser to The New Market
      Fund).

(e) Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund).

(f) Fund Services, Inc. 1500 Forest Avenue, Suite 111 Richmond, Virginia 23229 (records relating to its function as transfer agent to the Funds).

(g) Commonwealth Shareholder Services, Inc. 1500 Forest Avenue, Suite 223 Richmond, VA 23229 (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

(h) First Dominion Capital Corp. 1500 Forest Avenue, Suite 223 Richmond, VA 23229 (records relating to its function as distributor for the Funds).

(i) Commonwealth Fund Accounting, Inc. 1500 Forest Avenue, Suite 223 Richmond, VA 23229
      (records relating to its function as fund accounting agent for the Funds it services).

(j)   Chase Investment Counsel Corporation
      300 Preston Avenue, Suite 403
      Charlottesville, VA  22902-50912
      (records relating to its function as investment adviser to Chase Mid-Cap Growth Fund).

(k) The Lara Group, Ltd. 8000 Towers Crescent Drive, Suite 660 Vienna, VA 22182-2700 (records relating to its function as investment adviser to the Lara
       U.S. Treasury Fund).

(l) Commonwealth Capital Management, LLC 1500 Forest Avenue, Suite 223 Richmond, VA 23229 (records relating to its function as the investment adviser to
       GenomicsFund and the Vontobel Eastern European Equity Fund series).

(m) Dividend Capital Investments, LLC 518 17th Street, Suite 1700 Denver, CO 80202 (records relating to its function as the investment adviser to the Dividend Capital Realty Income Fund.)

Item 29.   Management Services.

There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 17th day of October, 2003.

                                THE WORLD FUNDS, INC.

                               By:  /s/ John Pasco, III
                                  ---------------------
                                    John Pasco, III,
                                    Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 32 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.


Signature                 Title               Date

/s/ John Pasco, III
--------------------
John Pasco, III      Director, Chairman       October 17, 2003
                     Chief Executive
                     Officer and Chief
                     Financial Officer

*/s/ Samuel Boyd, Jr.
---------------------
Samuel Boyd, Jr.          Director             October 17, 2003


*/s/ Paul M. Dickinson
-----------------------
Paul M. Dickinson         Director             October 17, 2003


*/s/ William E. Poist
----------------------
William E. Poist          Director             October 17, 2003



*By:  /s/ John Pasco, III
      --------------------
      John Pasco, III
      Attorney-in-fact
      pursuant to Powers-of-Attorney on file.


EXHIBIT NO.                    DESCRIPTION

23(d)(10) FORM OF: Investment Advisory Agreement

                                                               EXHIBIT 23(d)(10)

                                  FORM OF:

                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated this _____ day of ______________, 2003 by and between The World Funds, Inc., a Maryland corporation (herein called the "Fund"), and Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the Vontobel Eastern European Equity Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

      The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as he Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

      The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

      The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3. Sub-Advisers. It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Adviser and approved in accordance with the provisions of the 1940 Act. In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval.

4. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

      It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

5. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily at an annual rate of 1.25% on the average net assets of the Portfolio.

      All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

      a. Taxes;
      b. Brokerage fees and commissions with regard to portfolio transactions;
      c. Interest charges, fees and expenses of the custodian of the securities;
      d. Fees and expenses of the Fund's transfer agent and the Administrator;
      e. Its proportionate share of auditing and legal expenses; f. Its proportionate share of the cost of maintenance of corporate existence;
      g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;
      h. Its proportionate share of the costs of corporate meetings; i. Federal and State registration fees and expenses incident to the
sale of                        shares of the Portfolio;
      j. Costs of printing and mailing prospectuses for the Portfolio's shares, reports and notices to existing shareholders;
      k. The advisory fee payable to the Adviser, as provided in paragraph 5 herein;
      l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;
      m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and
      n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

7. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

8. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

      Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

9. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

10. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 10, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

11. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

12. License of Name. The Adviser hereby authorizes the Fund to use the name "Vontobel Eastern European Equity Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly re-designate the name of the Portfolio to eliminate any reference to the name "Vontobel Eastern European Equity Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

13. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days' written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      (a)  To the Fund at:     1500 Forest Avenue
                          Suite 223
                            Richmond, Virginia 23229

      (b)  To the Adviser at:  1500 Forest Avenue
                          Suite 223
                            Richmond, Virginia 23229

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

17. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                      Commonwealth Capital Management, LLC



                     BY: ____________________________________
                          John Pasco, III
                          Chairman



                     VONTOBEL Funds, Inc.



                     BY: ____________________________________
                          John Pasco, III
                          Chairman

                             SUB-ADVISORY AGREEMENT


      Investment Sub-Advisory Agreement (the "Agreement") dated this ____day of __________, 2003 by and between Commonwealth Capital Management, LLC, a Virginia limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended, and Vontobel Asset Management, Inc. (the "Sub-Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, The World Funds, Inc. (the "Company") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of several series of shares, each having its own investment objective and policies;

      WHEREAS, the Company has retained the Adviser to furnish investment advisory and management services to the Vontobel Eastern European Equity Fund series of the Company (the "Fund"), subject to the control of the Company's Board of Directors, and the Adviser is willing to so furnish such services; and

      WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in furnishing investment advisory and management services to the Fund, subject to the control of the Adviser, and the Sub-Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser, as permitted by the Adviser's Investment Advisory Agreement, hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of the Sub-Adviser. Subject to the supervision of the Adviser, the Sub-Adviser will assist the Adviser in managing the investment and reinvestment of the assets of the Fund, and will continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Sub-Adviser's activities which the Company is required to maintain, and to render regular reports to the Adviser, the Company's Officers and Board of Directors and to the Administrator concerning the Sub-Adviser's discharge of the foregoing responsibilities.

      The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the Company's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in the Company's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Company will instruct each of its agents and contractors to cooperate in the conduct of the business of the Fund.

      The Sub-Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3. Portfolio Transactions. The Sub-Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company as set forth from time to time in the Prospectuses and Statement of Additional Information. The Sub-Adviser will promptly communicate to the Company and to the Administrator such information relating to portfolio transactions as they may reasonably request.

      It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Sub-Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser or Sub-Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

4. Compensation of the Sub Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

      All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

6. Reports. The Sub-Adviser agrees to furnish to the Adviser and the Company current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of the Fund's financial statements, and to furnish such other information and documents with regard to its affairs as each may reasonably request.

7. State of the Sub-Adviser. The services of the Sub-Adviser to the Adviser and to the Company are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Adviser and to the Company are not impaired thereby.

      Pursuant to comparable agreements, the Adviser and/or the Company may also retain the services of the Sub-Adviser to serve as the investment advisor or sub-adviser of other series of the Company.

8. Books and Records. In compliance with the requirements of the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

9. Limitation of Liability of Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "Sub-Adviser" shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

10. Permissible Interest. Directors, agents, and shareholders of the Company or the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company or the Adviser as directors, officers, shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Company or the Adviser as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser or Sub-Adviser if approved by the Company's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Company.

11. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two
(2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Adviser, the Fund or by the Company at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Sub-Adviser on sixty
(60) days written notice. This Agreement will automatically terminate upon the termination of the Investment Advisory Agreement between the Adviser and the Company with respect to the Fund. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).
13. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

      (a)  To the Company at:       1500 Forest Avenue
                               Suite 223
                               Richmond, Virginia 23229

      (b)  To the Adviser at:       1500 Forest Avenue
                               Suite 223
                               Richmond, Virginia 23229

      (c)  To the Sub-Adviser at:         450 Park Avenue
                               New York, New York 10022

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

15. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                      COMMONWEALTH CAPITAL MANAGEMENT, LLC


                     BY:______________________________________
                          John Pasco, III
                          Chairman

                     VONTOBEL ASSET MANAGEMENT, INC.



                     BY:_____________________________________
                          Henrich Schlegel
                          President and Chief Executive Officer

                                  SCHEDULE A TO

                             SUB-ADVISORY AGREEMENT

                                 BY AND BETWEEN

                      COMMONWEALTH CAPITAL MANAGEMENT, LLC
                       AND VONTOBEL ASSET MANAGEMENT, INC.

            ON BEHALF OF THE VONTOBEL EASTERN EUROPEAN EQUITY FUND



      Pursuant to Paragraph 4 of the Sub-Advisory Agreement, dated ________________, 2003, between Commonwealth Capital Management, LLC (the "Adviser") and Vontobel Asset Management, Inc. (the "Sub-Adviser") for the Vontobel Eastern European Equity Fund series of The World Funds, Inc. (the "Fund"), the Adviser shall pay to the Sub-Adviser compensation at an annual rate as follows:

      The amount of such fee shall be 0.60% of the investment advisory fee received by the Adviser on the assets which are subject to the supervision of the Sub-Adviser less 0.60% reduction in such fee resulting from any contractual and/or voluntary reduction of the fee paid by the Fund on such assets, if the voluntary reduction is agreed to by the Sub-Adviser in writing in advance of such reduction.